UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        October 27, 2008
                                                --------------------------------


                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)


        1540 Broadway, 15th Floor
           New York, New York                                     10036
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 (Address of Principal Executive Offices)                       (Zip Code)


                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
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      On October 27, 2008, Six Flags, Inc. (the "Company") was notified by the
New York Stock Exchange ("NYSE") that the Company is not in compliance with the NYSE's continued listing criteria under Section 802.01B of the NYSE Listed Company Manual because the average market capitalization of the Company has been less than $75 million for 30 consecutive trading days and, at the same time, the Company's stockholders' equity has been less than $75 million.

      Under applicable NYSE rules, the Company must respond to the NYSE within 45 days from the receipt of the NYSE's notification with a plan that demonstrates the Company's ability to achieve compliance with the continued listing standards within 18 months from the receipt of the NYSE's notification. The Company intends to consider all available alternatives to achieve compliance and intends to timely submit a plan to the NYSE that demonstrates the Company's ability to achieve compliance.

      The Company's non-compliance with the continued listing standards relating to market capitalization and stockholders' equity is in addition to the Company's previously disclosed non-compliance with the continued listing standards relating to minimum share price discussed in the Company's Form 8-K filed with Securities and Exchange Commission on October 10, 2008. The Company is required to remedy each of these matters in a timely manner as set forth in the applicable NYSE rules in order to maintain its listing on the NYSE.

      On October 31, 2008, the Company issued a press release announcing that it was not in compliance with the continued listing standards relating to stockholders' equity and market capitalization. A copy of the press release issued by the Company is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

            99.1   Press Release of Six Flags, Inc., dated October 31, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.




                                       By:    /s/ James M. Coughlin
                                           ------------------------------------
                                           Name:  James M. Coughlin
                                           Title: General Counsel


Date:  October 31, 2008

                                  EXHIBIT INDEX


                                                                  Paper (P) or
Exhibit No.                       Description                     Electronic (E)
-----------    ----------------------------------------------     --------------

    99.1       Press Release of Six Flags, Inc., dated October          E
               31, 2008.